Exhibit 10.15
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL
CONFIDENTIAL
EXECUTION VERSION

FIRST AMENDMENT TO DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT
This First Amendment to Development and Manufacturing Services Agreement (this “First Amendment”) dated as of January 9, 2025 (the “First Amendment Effective Date”) is made by and among Lonza Sales AG, of Muenchensteinerstrasse 38, CH-4002 Basel, Switzerland (“Lonza Sales AG”), Lonza AG, of Muenchensteinerstrasse 38, CH-4002 Basel, Switzerland (“Lonza AG”, together with Lonza Sales AG, “Lonza”) and Context Therapeutics Inc., of 2001 Market Street, Suite 3915, Unit 15, Philadelphia, PA 19103 (“Customer”). Lonza and Customer are each referred to as a “Party”, and collectively the “Parties”. Any capitalized term used but not defined herein shall have the meaning ascribed to it in the DMSA (as defined below).
WHEREAS, the Parties entered into that certain Development and Manufacturing Services Agreement, dated as of November 7, 2022 (the “DMSA”), pursuant to which Lonza performs certain Services to Customer;
WHEREAS, simultaneously with execution of the DMSA, Lonza Sales AG and Customer entered into that certain Licence Agreement, dated as of November 7, 2022 (the “License Agreement”), pursuant to which Lonza grants to Customer certain licenses under Intellectual Property Rights (as defined in the License Agreement);
WHEREAS, as permitted by the DMSA, [***];
WHEREAS, Lonza desires to obtain, and Customer has agreed to grant to Lonza and its Affiliates, a limited license under Limited License Customer Patent Rights (as defined below); and
WHEREAS, the Parties wish now to amend the DMSA as provided for herein.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Amendments to Clause 1.
a.A new definition of “Cover” is hereby added to Clause 1 of the DMSA as follows:
“Cover” or “Covered” mean, with respect to a Valid Claim and a pharmaceutical composition comprising an antibody construct, that, but for the license and other rights granted pursuant to Clause 10.9.1 hereof, such Valid Claim would be infringed by the manufacture, use, sale, offer for sale, exportation or importation of such pharmaceutical composition.
b.A new definition of “Limited License Customer Patent Rights” is hereby added to Clause 1 of the DMSA as follows:

Exhibit 10.15
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL
CONFIDENTIAL
EXECUTION VERSION
“Limited License Customer Patent Rights” means [***].
c.A new definition of “Limited License Product” is hereby added to Clause 1 of the DMSA as follows:
“Limited License Product” means any pharmaceutical composition comprising an antibody construct that:
[***].
d.A new definition of “Valid Claim” is hereby added to Clause 1 of the DMSA:
“Valid Claim” means a claim within a patent or patent application (including any re-issued and unexpired claims) which:
[***].
2.New Clause 10.9. A new Clause 10.9 shall be added to the DMSA as follows:
“10.9    Limited License Grant to Lonza.
10.9.1    Lonza hereby acknowledges that, as of the First Amendment Effective Date, Customer is in compliance with this Agreement with respect to [***]. In consideration for such acknowledgement by Lonza, subject to the terms and conditions of this Agreement, during the period commencing as of the First Amendment Effective Date and ending on the date of expiration or termination of the last Valid Claim of the Limited License Customer Patent Rights, Customer hereby grants to Lonza and its Affiliates a non-exclusive, worldwide, royalty-free, fully paid-up license under the Limited License Customer Patent Rights (with the right to sublicense, subject to Clause 10.9.3 below) solely to develop, have developed, manufacture, have manufactured, market, have marketed, sell, have sold, offer for sale, distribute, import and export Limited License Products worldwide.
10.9.2    Lonza hereby covenants and agrees it shall not, and shall not permit any of its Affiliates or sublicensees, to practice any Limited License Customer Patent Right licensed to it by Customer outside the scope of the license granted to it under Clause 10.9.1 of this Agreement.
10.9.3    Subject to the provisions of this Clause 10.9.3 and the terms and conditions of this Agreement, Lonza shall be entitled to grant a sublicence to the rights (including the right to grant additional tiers of sublicences) granted by Clause 10.9.1 (each, including any further grants through subsequent tiers, a “Limited License Sublicense”) to any one or more Third Parties (each, including any further grants through subsequent tiers, a “Limited License Sublicensee”) provided always:

Exhibit 10.15
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL
CONFIDENTIAL
EXECUTION VERSION
(a)    Lonza shall ensure such Limited License Sublicensee’s exercise of the Limited License Sublicense is not outside the scope of the license granted to Lonza under Clause 10.9.1 of this Agreement; and
(b)    Each Limited License Sublicensee shall not, by virtue of this Agreement, grant any right or license, either express or implied, to the Limited License Customer Patent Rights other than to develop, market, sell, offer for sale, distribute, import and export Limited License Products worldwide. Lonza agrees to ensure that Limited License Sublicensee shall not assign, transfer or otherwise make over the benefit or the burden of the rights granted to it pursuant to the Limited License Sublicense.
10.9.4    Lonza shall ensure any Limited License Sublicense granted by Lonza or a Limited License Sublicensee is granted consistent with the scope of the license granted pursuant to Clause 10.9.1 and shall ensure the strict adherence by each Limited License Sublicensee hereunder to the terms and conditions of this Agreement. Lonza shall be responsible and liable for the acts or omissions of each Limited License Sublicensee herein and Lonza shall indemnify Customer against all costs, expenses, claims, loss or damage incurred or suffered by Customer, or for which Customer may become liable arising out of any act or omission of any Limited License Sublicensee, including any product liability claim relating to Limited License Product manufactured, supplied or put into use by the Limited License Sublicensee, except in all instances if directly related to the gross negligence or willful misconduct of Customer.
10.9.5    The license granted by Customer to Lonza pursuant to Clause 10.9.1 may be terminated by Customer at any time with immediate notice and upon written notice to Lonza, to the extent Lonza or any of its Affiliates or Limited License Sublicensees commits a material breach of Clause 10.9.1 or Clause 10.9.2. In such case, Clause 10.9.1 shall terminate and all Limited License Sublicenses granted shall terminate with effect from the date of termination.”
3.New Clause 12.1.3. A new Clause 12.1.3 shall be added to the DMSA as follows:
“12.1.3    any material breach by Lonza of Section 10.9.2 and any development, manufacturing, marketing, selling, offering for sale, distributing, importing and exporting of Limited License Products worldwide by or on behalf of Lonza, its Affiliates or Limited License Sublicensees;”
4.Amendment to Clause 12.5. The first sentence of Clause 12.5 shall be deleted in its entirety and replaced with the following:

Exhibit 10.15
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL
CONFIDENTIAL
EXECUTION VERSION
“Subject always to Clause 12.6 [***], the aggregate liability of Lonza and its Affiliates under or in relation to this Agreement and the Project Plans (whether in contract, tort, negligence, breach of statutory duty, under indemnity, or otherwise howsoever arising) shall not exceed, in the aggregate, an amount equal to [***] under this Agreement by Customer to Lonza, [***].”
5.Integration. Except as expressly set forth herein, all provisions of the DMSA shall remain unchanged and in full force and effect. To the extent there are any inconsistencies between this First Amendment and the DMSA, the terms of this First Amendment shall control.
6.Counterpart. This First Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This First Amendment may be executed by facsimile or electronic (e.g., .pdf) signatures and such signatures shall be deemed to bind each party hereto as if they were original signatures.
[Signature Page Follows]

Exhibit 10.15
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL
CONFIDENTIAL
EXECUTION VERSION
IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives as of the Effective Date.

LONZA AG By: /s/ Albert Pereda Name: Albert Pereda Title: Associate General Counsel (Rev. TH) LONZA AG By: /s/ Thomas Haefele Name: Thomas Haefele Title: Senior Director, IP Division Head Small Molecules
LONZA SALES AG

By: /s/ Albert Pereda
Name:    Albert Pereda
Title: Associate General Counsel (Rev. TH)

LONZA SALES AG

By: /s/ Thomas Haefele
Name:    Thomas Haefele
Title: Senior Director, IP Division Head Small Molecules

CONTEXT THERAPEUTICS INC. By: /s/ Martin Lehr Name: Martin Lehr Title: CEO